UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________________

Date of Report (Date of earliest event reported):   April 17, 2018

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-13222 (Commission File Number)	23-2265045 (IRS Employer Identification No.)

15 South Main Street, Mansfield, Pennsylvania 16933
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (570) 662-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)

On April 17, 2018, Citizens Financial Services, Inc. (the "Company") held its annual meeting of stockholders ("Annual Meeting").   The stockholders of the Company voted on five proposals at the Annual Meeting.  All proposals were approved pursuant to the following final voting results from the Annual Meeting:

1(a).	The following individuals were elected as directors, each for a three-year term, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Robert W. Chappell	1,575,092	23,401	651,671
Roger C. Graham, Jr.	1,588,634	9,859	651,671
E. Gene Kosa	1,587,258	11,235	651,671
R. Joseph Landy	1,589,429	9,064	651,671

1(a).	The following individual was elected as director, for a one-year term, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
David Z. Richards Jr.	1,583,603	14,890	651,671

2.
The appointment of S.R. Snodgrass, P.C., Certified Public Accountants, as the independent auditor for the Company for the fiscal year ending December 31, 2018 was ratified by shareholders by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,225,207	23,714	1,243	-

3.            The approval of an advisory vote to approve the compensation of the Company's named executive officers as disclosed in the proxy statement, by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,506,130	47,881	44,821	651,671

4.	An advisory vote was taken on the frequency of the advisory vote to approve the compensation of the Company's named executive officers and the vote was as follows:

3 YEARS	2 YEARS	1 YEAR	ABSTAIN	BROKER NON-VOTES
1,136,223	45,394	315,043	101,833	651,671

5.            The approval to amend Article Fourth of the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 15,000,000 to 25,000,000, by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,065,910	156,611	27,643	-

The total shares voted at the annual meeting were 2,250,164.

(c)            n/a

(d)
Consistent with the Board of Directors' recommendation and in light of the shareholder vote on the frequency of shareholder votes on executive compensation, the Company has determined to include it its proxy materials the shareholder advisory vote on the compensation of its named executive officers every three years.

Item 7.01	Regulation FD Disclosure.

A copy of the presentation made by CEO & President Randall E. Black at the Annual Meeting is attached hereto as Exhibit 99.1, and is being furnished herewith pursuant to Item 7.01.

Item 8.01	Other Events.

On April 19, 2018, Citizens Financial Services, Inc. issued a press release titled "Citizens Financial Services, Inc. Holds Annual Meeting."  A copy of the press release is attached hereto as Exhibit 99.2, and is being filed herewith pursuant to Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Annual Meeting Presentation
99.2	Press Release dated April 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

April 19, 2018	By:	/s/ Randall E. Black
Randall E. Black
Chief Executive Officer and President